Other Expense, Net (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of Other Expense, Net

For the year ended December 31,	2025	2024	2023
Non-service costs - pension and other postretirement benefits (G)	$27	$29	$29
Interest income	(20)	(20)	(23)
Foreign currency (gains) losses, net	(3)	13	(2)
Net realized and unrealized losses(1)	22	25	22
Deferred compensation	15	15	10
Legal proceeding(2)	—	—	(25)
Other, net	(1)	—	(3)
Total other expense, net	$40	$62	$8
(1)    In all periods presented, Net realized and unrealized losses primarily includes costs associated with sales under the Company’s accounts receivables securitization arrangement and sales of other customer receivables (See Note L).
(2)    On June 15, 2023, the Company, FR Acquisitions Corporation (Europe) Ltd and JFB Firth Rixson Inc. (collectively, the Firth Rixson Entities) and Lehman Brothers International (Europe) (“LBIE”) reached a full and final settlement of all claims arising out of the LBIE legal proceedings which concerned two interest rate swap transactions that the Firth Rixson Entities entered into with LBIE in 2007 and 2008. The settlement provided for payment of $40: $15 paid in July 2023 and $25 paid in July 2024. Due to the final settlement of the LBIE legal proceeding, Legal proceeding included the reversal of $25, net of legal fees of $1, of the $65 pre-tax charge taken in 2022.